UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 300, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2017, following the 2017 Annual Meeting of Stockholders of Pacira Pharmaceuticals, Inc. (the “Company”), the Board of Directors of the Company (the “Board”), pursuant to the Amended and Restated Certificate of Incorporation of the Company and Amended and Restated Bylaws of the Company, approved an increase of the size of the Board from nine directors to ten directors, and appointed Mark Froimson as a Class I director on the Board.  The Board also appointed Mr. Froimson to serve on the Science and Technology Committee of the Board.

As compensation for his service on the Board and Board committees, Mr. Froimson will receive the Company’s standard compensation for non-employee directors. There are no understandings or arrangements between Mr. Froimson and any other person pursuant to which he was selected as a director. The Board considered the independence of Mr. Froimson under the NASDAQ listing standards and concluded that he is independent under the applicable NASDAQ standards.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On June 13, 2017, the Company held its 2017 Annual Meeting of Stockholders in Parsippany, New Jersey.  The Company’s stockholders voted on, and approved, the following proposals:

Proposal No. 1 — Election of three Class III directors to hold office until the 2020 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withheld	Broker Non- Votes
Yvonne Greenstreet	27,531,914	3,301,479	6,228,513
Gary Pace	26,443,511	4,389,882	6,228,513
David Stack	30,213,479	619,914	6,228,513

Proposal No. 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
36,822,604	53,008	186,294

Proposal No. 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
16,260,085	14,390,908	182,400	6,228,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA PHARMACEUTICALS, INC.

Date: June 15, 2017	By:	/s/ Kristen Williams
Kristen Williams Chief Administrative Officer, General Counsel and Secretary